UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Waste Services, Inc.

(Name of Registrant as Specified In Its Charter)

not applicable

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1122 INTERNATIONAL BLVD., SUITE 601
BURLINGTON, ONTARIO, CANADA L7L 6Z8

October 8, 2007

Dear Stockholder:

Enclosed is a notice of meeting and management proxy statement for a Special Meeting of the stockholders of Waste Services, Inc. to be held at the Hilton Garden Inn, 985 Syscon Road, Burlington, Ontario, Canada, in the Labatt Hall “A”, on Friday, November 2, 2007, at 10:00 a.m. (EST).

The meeting has been called to approve the Waste Services, Inc. 2007 Equity and Performance Incentive Plan and to transact such further and other business as may properly come before the meeting, including any adjournment or postponement thereof.

Regardless of the number of shares you own, it is important that you be present or represented at the meeting. If you are unable to attend the meeting in person, kindly complete, date, sign and return the enclosed form of Proxy so that your shares can be voted at the meeting in accordance with your instructions.

Thank you for your prompt attention to this important matter.

PLEASE VOTE TODAY.

Yours truly,

“David Sutherland-Yoest”

David Sutherland-Yoest
Chairman and Chief Executive Officer

1122 INTERNATIONAL BLVD., SUITE 601
BURLINGTON, ONTARIO, CANADA L7L 6Z8

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, NOVEMBER 2, 2007

Notice is hereby given that a Special Meeting (the “Meeting”) of the stockholders of Waste Services, Inc. (the “Corporation”) will be held at Hilton Garden Inn, 985 Syscon Road, Burlington, Ontario, Canada, in the Labatt Hall “A”, on Friday, November 2, 2007 at 10:00 a.m. (EST) for the following purposes:

1. To approve the Waste Services, Inc. 2007 Equity and Performance Incentive Plan; and

2. To transact such further and other business as may properly come before the Meeting or any adjournment thereof.

Our Board of Directors recommends that you vote in favor of the foregoing proposal, which we describe more fully in the proxy statement (the “Proxy Statement”) accompanying this notice. A form of proxy also accompanies this notice.

The Board of Directors has fixed the record date for the Meeting as October 4, 2007. Only holders of common stock and of Special Voting Preferred Stock on that date will be entitled to notice of and to vote at the Meeting. If you hold exchangeable shares of Waste Services (CA) Inc. on the record date, you will receive a copy of this notice from the holder of the Special Voting Preferred Stock, Computershare Trust Company of Canada (the “Trustee”) with instructions on how to direct the Trustee to exercise your vote comprised in the voting rights attached to the Special Voting Preferred Stock.

Regardless of the number of shares of the Corporation which you own, it is important that you be present or represented at the Meeting. If you are not able to attend the Meeting in person, please exercise your right to vote by signing, dating and returning the enclosed proxy card to American Stock Transfer & Trust Company, 6201 15th Ave., 3rd Floor, Brooklyn, New York, NY 11219 U.S.A by 11:59 p.m.(EDT) on Thursday, November 1, 2007.

By Order of the Board of Directors

“Ivan R. Cairns”

Ivan R. Cairns
Secretary
Burlington, Ontario, CANADA
October 8, 2007

1122 INTERNATIONAL BLVD., SUITE 601
BURLINGTON, ONTARIO, CANADA L7L 6Z8

PROXY STATEMENT FOR A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, NOVEMBER 2, 2007

This Proxy Statement and the enclosed Proxy are being mailed to stockholders on or about October 8, 2007, in connection with the solicitation by the management of Waste Services, Inc. of proxies to be voted at a special meeting of stockholders to be held at Hilton Garden Inn, 985 Syscon Road, Burlington, Ontario, Canada, in the Labatt Hall “A”, on Friday, November 2, 2007 and upon any adjournment, for the purposes set out in the accompanying notice.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

This summary is not intended to be complete and is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement. Stockholders should read the entire Proxy Statement, including Appendix A. Capitalized terms used in this summary and not otherwise defined shall have the meanings given to them elsewhere in this Proxy Statement.

What will I be voting on?

At the Special Meeting, we are asking you to approve the Waste Services, Inc. 2007 Equity and Performance Incentive Plan (the “2007 Plan”).

What is the 2007 Equity and Performance Incentive Plan?

The 2007 Plan will replace the existing 1999 Stock Option Plan and will give the Compensation Committee of our Board of Directors the ability to award a broad range of equity based incentives to all eligible employees and consultants employed by the Company, including our non-employee directors and senior executive officers.

Why are we seeking stockholder approval for the approval of the 2007 Plan?

We are subject to the rules of the Nasdaq Stock Market because our common stock is listed on the Nasdaq Capital Market. Pursuant to these rules, we are required to obtain stockholder approval of all equity-based compensation plans.

Why does the Company need a new Equity and Performance Incentive Plan?

Our 1999 Stock Option Plan permits only the issuance of stock options and stock appreciation on rights in tandem with stock options and does not provide for performance based compensation awards. The Board believes that replacing the 1999 Stock Option Plan with the 2007 Plan will provide us with the flexible range of stock-based compensation arrangements that we need to help us attract and retain employees and consultants with the skills required to meet our short term and long term objectives, to better align the interests of our employees and consultants with those of our stockholders to achieve long term growth in the value of the company, and to provide new incentives to employees and consultants who are instrumental in enhancing our growth.

What if the proposal is not approved?

If the proposal is not approved, the 1999 Stock Option Plan will remain the only equity based long term incentive available to us as an incentive or reward for our employees and consultants. The board believes that this will hurt our ability to retain key employees and to attract new highly skilled employees that we require to effectively implement our growth strategy.

Who can vote?

Holders of our common stock at the close of business on October 4, 2007 (the “Record Date”) will be entitled to one vote for every share. On the Record Date, there were 46,074,982 shares of common stock outstanding and entitled to vote, treating the outstanding exchangeable shares of Waste Services (CA) Inc. not held by us or any subsidiary as if they had been exchanged for 2,102,620 shares of our common stock.

Computershare Trust Company of Canada, the holder of the Special Voting Preferred Stock, as Trustee, will have the number of votes equal to the one-third of the number of outstanding exchangeable shares of Waste Services (CA) Inc., as of the Record Date (that are not owned directly or indirectly by us) and will vote those shares in accordance with instructions received from the holders of the exchangeable shares. The holders of our common stock and of the Special Voting Preferred Stock will vote as a single class.

What are the quorum requirements?

In order to carry out the business at the meeting, there must be a quorum. A quorum is the holders of a majority of outstanding shares entitled to vote at the Meeting, present in person or by proxy. Common stock and Special Voting Preferred Stock will be considered a single class for purposes of determining whether a quorum is present. If a quorum is not present at the Meeting, the Meeting may be adjourned until a quorum is present or represented. Abstentions and broker non-votes are counted as present for the purposes of determining the presence of a quorum.

What is the number of votes required to approve the proposal?

The proposal to approve the 2007 Plan requires the affirmative vote of a majority of the outstanding shares of common stock and Special Voting Preferred Stock entitled to vote at the Meeting. Abstentions will have the practical effect of a vote against the proposal. Broker non-votes will not be counted in determining the number of votes cast at the Meeting.

How do I vote?

You can either vote in person by attending the Meeting or by proxy whether or not you elect to attend the meeting.

If you wish to vote by proxy, you must complete, sign, date and return the enclosed proxy card to American Stock Transfer & Trust Company, 6201 15th Ave., 3rd Floor, Brooklyn, New York, NY 11219 U.S.A., Facsimile No.: 718-921-8387, for receipt by 11:59 p.m. on Thursday, November 1, 2007.

Stockholders who hold their shares through a broker and wish to file proxies, should follow the directions of their broker.

If you sign your proxy or broker voting instruction card with no further instructions, your shares of common stock will be voted for the proposal to approve the 2007 Plan and, at the discretion of the proxyholder, on any other matters that properly come before the Meeting or any adjournment thereof.

The persons named as proxies in the enclosed form of proxy are our officers. If you wish to appoint some other person to represent you at the Meeting, you may do so either by inserting that person’s name in the blank space provided in the proxy or by completing another proper form of proxy and submitting it as described earlier in this Section.

How do I vote if I own Exchangeable Shares of Waste Services (CA) Inc.?

You are permitted to instruct the Trustee how to vote your Exchangeable Shares at the Meeting. If you do not give voting instructions to the Trustee, the Trustee will not exercise the voting rights attached to your Exchangeable Shares. You may instruct the Trustee to sign a proxy in your favor or in favor of another person designated by you who will then be eligible to attend and vote at the Meeting or you may appoint the Trustee or another member of our management as your proxy to exercise your voting rights. To instruct the Trustee as to how you wish to exercise your voting rights, you must complete, sign and return to the Trustee, the Voting Instruction Card which will be sent to you. The Voting Instruction Card must be completed and returned to Computershare Trust Company of Canada, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1. Facsimile: 416-981-9788 for receipt by 5:00 p.m. on Thursday, November 1, 2007.

Can I change my vote or revoke my proxy after I deliver it?

If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy by (1) attending the Meeting in person, or (2) by filing with us an instrument in writing revoking the proxy and another duly executed proxy bearing a later date. Such proxy and revocation can be mailed as follows: Waste Services, Inc., 1122 International Blvd., Suite 601, Burlington, Ontario, Canada, L7L 6Z8, Attention: Corporate Secretary, or delivered to the Corporate Secretary at any time prior to the taking of the vote to which such proxy relates, or in any other manner permitted by law. If you hold your shares through a broker, you may revoke a proxy or voting instruction given to the broker who holds your shares at any time by written notice to them.

If you are the holder of Exchangeable Shares, you can change your vote or revoke your instructions in accordance with the instructions set out in the letter you will receive from the Trustee.

Where can I find more information about Waste Services?

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”). The public may read and copy any materials we file with the SEC at the SEC’s Office of Public Reference at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The internet address is http://www.sec.gov.

We make available, at no charge through our website address at http://www.wasteservicesinc.com, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to these reports filed or furnished with the SEC as soon as reasonably practicable after we electronically file such material with, or furnish it to the SEC. Information on our website does not form a part of this Proxy Statement.

PROPOSAL I

APPROVAL OF WASTE SERVICES, INC.
2007 EQUITY AND PERFORMANCE INCENTIVE PLAN

The proposal to be considered and voted upon at the Meeting is to approve the 2007 Equity and Performance Incentive Plan (the “2007 Plan” or the “Plan”). A summary of the significant features of the Plan is provided below. This summary is qualified in its entirety by the full text of the 2007 Plan which is attached as Appendix A to this Proxy Statement.

If approved by our stockholders, the 2007 Plan will replace our current stock option plan which was adopted in 1999 (the “1999 Stock Option Plan”). Any awards made under the 1999 Stock Option Plan will remain outstanding and subject to the terms of the 1999 Stock Option Plan. If our stockholders do not approve the 2007 Plan, we will continue to grant stock option awards pursuant to the 1999 Stock Option Plan.

Reasons for the 2007 Plan

The 1999 Stock Option Plan permits only awards of stock options and stock appreciation rights in tandem with option grants, with a vesting period of 2 years for employees and consultants and an expiration period of 5 years from the grant date. The Compensation Committee has identified equity-based compensation as a key component of long-term executive compensation to encourage growth in stockholder value. Equity-based incentives are also an important tool for us to use as incentives for our non-executive employees, non-employee directors and our consultants.

The Board believes that replacing the 1999 Stock Option Plan with the 2007 Plan will provide us with the flexible range of stock-based compensation arrangements that we need to help us attract and retain senior executives, other key employees and consultants with the skills we need to meet our short term and long term objectives, to better align the interests of our employees and consultants with those of our stockholders to achieve long term growth in the value of the company, to provide new incentives to employees and consultants who enhance our growth and to provide for more tax effective use of equity based incentives.

DESCRIPTION OF THE 2007 PLAN

Awards Available for Grant

If approved, the 2007 Plan will give the Board the authority to award the following types of awards, or any combination of such awards:

•	Option Rights (either non-qualified or incentive (qualified) stock options)

•	Stock Appreciation Rights (“SARs”)

•	Restricted Stock

•	Restricted Stock Units

•	Performance Compensation Awards

•	Stock Bonuses

Administration of the Plan

The Plan will be administered by the Compensation Committee of our Board of Directors. The Compensation Committee will have full discretion to administer and interpret the 2007 Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable. The Compensation Committee will have the authority to determine the terms and conditions of any awards granted under the 2007 Plan, including, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility/Transferability

Employees, non-employee directors, officers, advisors or consultants of the Company and its affiliates and prospective employees, officers consultants or advisors who have accepted offers of employment or consultancy from the Company or an Affiliate are eligible to participate in the 2007 Plan. The Compensation Committee has the sole and complete authority to determine who will be granted an award under the 2007 Plan, however it may delegate such authority to one or more officers of the Company or an Affiliate except for awards to any employee, director or officer who is subject to Section 16 of the Securities Exchange Act of 1934 or who is or is reasonably expected to be, a covered employee within the meaning of Section 162(m) of the Internal Revenue Code.

Maximum Number of Shares Authorized

The maximum number of shares that will be available for award under the 2007 Plan will not exceed 4,500,000 shares of our common stock. No participant may be granted awards of Options Rights and Stock Appreciation Rights with respect to more than 450,000 shares of our common stock in any one year. No more than 450,000 shares of our common stock may be earned under our 2007 Plan by any participant with respect to performance compensation awards granted for a single calendar year during any one performance period or to the extent such performance compensation awards are paid other than in shares of our common stock, an amount no greater than the fair market value of 450,000 shares of such common stock. If any award is forfeited or if any Option Rights terminate, expire or lapse without being exercised, shares of our common stock subject to such award will again be made available for future grant. Shares that are used to pay the exercise price of an option or that are withheld to satisfy the Participant’s tax withholding obligation will also available for re-grant under the 2007 Plan. If there is any change in our corporate capitalization, the Compensation Committee, in its sole discretion, may make substitutions or adjustments to the number of shares reserved for issuance under the 2007 Plan, the number of shares covered by awards then outstanding under the 2007 Plan, the limitations on awards under the 2007 Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

The 2007 Plan will have a term of ten years and no further awards may be granted under the Plan after that date.

Option Rights

Under the 2007 Plan, the Compensation Committee may grant Option Rights that qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code or that are non-qualified stock options.

Option Rights granted under the 2007 Plan will be subject to the terms established by the Compensation Committee, including the exercise price and the conditions and timing of exercise. The exercise price of the Option Rights may not be less than 100% of the Fair Market Value, which is defined in the 2007 Plan as the closing sale price per share on the date of grant of our common stock on Nasdaq, the national securities exchange on which are common stock are listed. The maximum term of an option granted under the 2007 Stock Award Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Unless otherwise specified by the Compensation Committee at the time of grant, Option Rights will vest 1/3 on the first anniversary of the grant date and 1/3 on each of the 2 successive anniversary dates.

Payment on the exercise of Option Rights may be made by (i) cash or by check, (ii) surrender of unrestricted shares of our stock owned by the option holder and valued at their Fair Market Value on the date of exercise, where such shares have been held by the participant for such period deemed necessary by our accountants to avoid an additional compensation charge or have been purchased on the open market, (iii) an immediate market sale or margin loan of all or some part of the shares underlying the option required to satisfy the option exercise price with the proceeds of the sale paid directly to us, (iv) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to us, (v) such other method as the Board may determine, or (vi) by any combination of such methods of payment.

Unvested Option Rights will expire upon the termination of employment or service of the participant. Vested Option Rights will remain exercisable until the earlier of their expiration date, or 1 year from the date of termination, where such termination results from the death, disability or retirement of the participant. Where the termination of employment or service is other than for cause or as a result of the death, disability or retirement of the participant, vested Option Rights will be exercisable until the earlier of their expiration date or 90 days from the date of termination. Where the termination of employment or service is for cause, all unvested and vested Option Rights will expire. Where the participant is a non-employee director and such director dies or becomes disabled vested Option Rights may be exercised until the earlier of the expiration of the Option Rights or 3 years after the date of death or disability of the non-employee director. On any other termination of the services of a non-employee member of our Board, all vested Option Rights will remain exercisable until the earlier to occur of their expiration date or 1 year from the date of termination. Any Option Right may provide that a non-employee director will be entitled to exercise such Option Rights immediately in full at any time after such termination until their stated expiration date, if the sum of his or her period of service on the Board and his or her specified age equals 70.

Stock Appreciation Rights

Stock Appreciation Rights (or SARs) are contractual rights that allow a participant to receive, either in the form of cash, shares or a combination of shares and cash, the appreciation, if any, in the value of a fixed number of our shares of common stock over a certain period of time. Pursuant to the 2007 Plan, Stock Appreciation Rights (or SARs) may be awarded in tandem with Option Rights or may be awarded to a participant independent of the grant of Option Rights. Where a SAR is granted in tandem with Option Rights, the SAR will be subject to terms similar to the terms of the corresponding Option Rights. The term of a SAR granted independent of an Option Right will be fixed by the Compensation Committee, as will the other terms and conditions of its exercise, subject to a maximum term of 10 years. Unless otherwise specified by the Compensation Committee at the time of grant, SARs will vest 1/3 on the first anniversary of the grant date and 1/3 on each of the 2 successive anniversary dates.

Unvested SARs will expire upon the termination of employment or service of the participant. Vested SARs will remain exercisable until the earlier of their expiration date, or 1 year from the date of termination, where such termination results from the death, disability or retirement of the participant. Where the termination of employment or service is other than for cause or as a result of the death, disability or retirement of the participant, vested SARs will be exercisable until the earlier of their expiration date or 90 days from the date of termination. Where the termination of employment or service is for cause, all unvested and vested SARs will expire. Where the participant is a non-employee director and such director dies or becomes disabled vested SARs may be exercised until the earlier of the expiration of the SARs or 3 years after the date of death or disability of the non-employee director. On any other termination of the services of a non-employee member of our Board, all vested SARs will remain exercisable until the earlier to occur of their expiration date or 1 year from the date of termination. Any SAR may provide that a non-employee director will be entitled to exercise such SAR in full at any time after such termination until their stated expiration date, if the sum of his or her period of services on the Board and his or her specified age exceeds 70.

Restricted Stock

A participant receiving Restricted Stock is immediately entitled to the voting, dividend and other ownership rights of the Restricted Stock, but such ownership is subject to forfeiture and to restrictions on transfer for a period of time specified by the Compensation Committee. Under the 2007 Plan, the Compensation Committee will be authorized to award Restricted Stock on such terms and conditions at the Compensation Committee may determine. Unless otherwise specified by the Compensation Committee at the time of grant, all Restricted Stock will vest as to 1/3 on the first anniversary of the award and 1/3 on each of next 2 successive years.

If the participant’s employment or service is terminated during the period that the Restricted Stock is subject to forfeiture, any unvested Restricted Stock will be forfeited.

Restricted Stock Units

The Compensation Committee will be authorized to award Restricted Stock Units under the 2007 Plan, subject to such terms and conditions as are established by the Compensation Committee. An award of Restricted Stock Units is a contractual right to receive a fixed number of shares of our common stock at the expiration of a period over which the units are to be earned. The Compensation Committee may also elect to pay the award in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee. Any unvested Restricted Stock Units will be forfeited upon termination of employment or service of the participant.

Stock Bonus Awards

The Compensation Committee will be authorized to grant awards of shares of our common stock or other awards denominated in common stock (which may be unrestricted), either alone or in tandem with other awards, under such terms and conditions as the Compensation Committee may determine.

Performance Compensation Awards

The Compensation Committee may grant any award under the 2007 Plan in the form of a performance compensation award by making the vesting of the award conditional on the satisfaction of certain pre-established performance objectives, which shall include the following:

•	net earnings or net income (before or after taxes);

•	basic or diluted earnings per share (before or after taxes);

•	net revenue or revenue growth;

•	gross profit or gross profit growth;

•	operating profit (before or after taxes);

•	return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

•	cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

•	earnings before or after taxes, interest, depreciation and/or amortization;

•	gross or operating margins;

•	share price (including, but not limited to, growth measures and total stockholder return);

•	expense targets;

•	margins;

•	operating efficiency;

•	objective measures of customer satisfaction;

•	working capital targets;

•	measures of economic value added;

•	enterprise value;

•	sales;

•	debt levels and net debt;

•	timely opening of new facilities;

•	completion of acquisitions;

•	customer or employee retention;

•	objective measures of personal targets, goals or completion of projects; or

•	any combination of the foregoing.

Vesting on Change of Control

Options Rights, whether or not vested, outstanding SARs, Restricted Stock and Restricted Stock Units will become immediately vested in full in the event of a change of control, as defined in the Plan. The Compensation Committee may elect to make awards of Stock Bonuses exercisable on a change of control. The Compensation Committee may also cancel outstanding awards and pay the value of such awards to participants in connection with a change in control.

Transfers of Awards

Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. The Compensation Committee however, may permit awards to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members, or any other transferee approved by it.

Amendment of 2007 Plan

Our Board of Directors may amend, suspend or terminate the 2007 Plan at any time; however, stockholder approval to amend the 2007 Plan may be necessary if the Plan document or law so requires. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

Effective Date and Term of 2007 Plan

If approved by the stockholders at the Meeting, the 2007 Plan will govern all equity based awards made after the date of the Meeting and no further grants of stock options will be made under the 1999 Stock Option Plan. The 2007 Plan will remain in effect for a period of 10 years from the date of its adoption. Stock Options granted under the 1999 Stock Option Plan will remain outstanding and exercisable in accordance with its terms and conditions.

Federal Income Tax Consequences of Option Awards Under the 2007 Plan

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2007 Plan and the disposition of shares acquired pursuant to the exercise of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described below by reason of, among other things, the particular circumstances of such participant.

Option Rights.  The Internal Revenue Code (the “Code”) requires that for an Option Right to be treated as a qualified option, shares of our common stock acquired through the exercise of a qualified option cannot be disposed of before the later of (i) 2 years from the date of grant of the Option Rights, or (ii) 1 year from the date of exercise. Holders of qualified options will generally incur no federal income tax liability at the time of grant or upon exercise of those Option Rights. However, the spread at exercise (being the amount by which the exercise price exceeds the fair market value at the date of exercise) will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before 2 years following the date of grant and 1 year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the qualified option. If, within 2 years following the date of grant or within 1 year following the date of exercise, the holder of shares acquired through the exercise of a qualified option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. If an otherwise qualified option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the qualified option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock.  A participant will not be subject to tax upon the grant of an award of Restricted Stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of Restricted Stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant and the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934). We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units.  A participant will not be subject to tax upon the grant of a Restricted Stock Unit award. Rather, upon the delivery of shares or cash pursuant to an award of a restricted stock unit, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs.  No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards.  A participant will have taxable compensation equal to the difference between the fair market value of the shares on the date the shares of common stock subject to the award are transferred to the participant and the amount the participant paid for such shares, if any. We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m).  In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement as a result of their total compensation, subject to certain exceptions. The 2007 Plan is intended to satisfy an exception with respect to grants of options to covered employees. The 2007 Plan is designed to permit certain awards of Restricted Stock, Restricted Stock Units, Option Rights and SARs and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

New Awards

Future grants under the 2007 Plan will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the 2007 Plan will depend on a number of factors, including the fair market value of our common stock on future dates, the exercise decisions made by the participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the 2007 Plan.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock and Voting Preferred Stock, present or represented by proxy and entitled to vote at the Meeting is required for approval of the 2007 Plan. Abstentions will have the practical effect of a vote against this proposal. Broker non-votes are not treated as a “vote” for or against this proposal and this will not have any impact on the outcome of the vote on this proposal.

The Board unanimously recommends a vote for approval of the 2007 Plan.

EXECUTIVE COMPENSATION

The following sections of this Proxy Statement set forth and describe the compensation paid or awarded to our directors and named executive officers during the 2006 fiscal year.

Compensation Discussion and Analysis

The Compensation Committee is responsible for fixing the Chief Executive Officer’s compensation and for reviewing compensation paid to our other named executive officers based upon the recommendations of our Chief Executive Officer. The Compensation Committee has not, to date, retained outside consultants to assist it in this process.

There are 3 key components to the compensation package of each of our named executive officers: (1) base salary, (2) short term incentive compensation consisting of annual cash bonus awards; and (3) long term incentive compensation which has historically consisted of awards of stock options.

Base salary is intended to compensate our executive officers appropriately for the performance of their job functions, relative to executive officers in public companies in businesses comparable to ours. Mr. Sutherland-Yoest’s base salary was fixed by negotiation between Mr. Sutherland-Yoest and the Chairman of the Compensation Committee and approved by the Compensation Committee in January 2004. The amount of base salary payable to Mr. Pytosh (until his resignation in August 2006), Mr. Wilcox and Mr. Cairns was initially fixed by negotiation between each executive and our Chief Executive Officer, at the time of their hire and approved by the Compensation Committee. The amount of base salary payable to Mr. Sutherland-Yoest, Mr. Pytosh, Mr. Wilcox and Mr. Cairns was based upon a subjective assessment of the executive’s value to us in the position to which they were to be appointed, their knowledge of our business and of the industry generally, their level of experience and past accomplishments and the level of responsibility to be assumed and an informal review of salaries paid to those in similar roles in other public waste management companies. The amount of base salary payable to Mr. Goebel was fixed in 2003 by negotiation with our then Chief Financial Officer, to whom Mr. Goebel reported at the time of his hire. As Mr. Goebel was not an executive officer at the time of his hire, his compensation was not approved by the Compensation Committee. The amount of base salary payable to each of our executive officers is set out in their employment agreements.

The Compensation Committee has not considered any adjustment to the base salaries of any of our named executive officers, other than Mr. Goebel, since they were initially fixed as described above. Mr. Goebel’s base salary was increased by 3% in each of March 2005 and April 2006.

The payment of annual cash bonus awards is intended to make the executive accountable for the Company’s financial performance and to reward the executive for superior performance in his or her role. Annual cash bonuses form a substantial portion of our named executive officers annual compensation. Our executive officers are eligible to receive two types of cash bonuses: (1) annual bonus awards to a maximum fixed percentage of the executive’s base salary, based upon achieving or exceeding pre-determined performance goals in the fiscal year based on our adjusted earnings before interest, expenses, taxes, depreciation and amortization (“Adjusted EBITDA”) as defined in our Credit Agreement for our senior credit facilities, in the fiscal year , as well as individual performance goals for the executive; and (2) discretionary cash bonuses to reward an executive officer for performance in the achievement of a one-time objective, for example, success in raising capital or in acquiring and integrating a newly acquired business.

The employment agreements which we have entered into with each of our named executive officers fix a target annual cash bonus, as a percentage of the executive’s base salary in effect at the beginning of the relevant fiscal year. The Compensation Committee has the discretion to award an annual cash bonus that is greater or less than the target rate fixed in the employment agreement.

Target bonuses for participants in the short-term incentive plan vary from 8% to 100% of base salary. The threshold for all employees who participate in our short-term incentive plan including our named executive officers, is 80% of the target bonus and the maximum bonus payable under the short-term incentive plan is 100% of the target.

Performance reviews of all managerial employees are conducted in February and March of each year. As part of this process, our Chief Executive Officer reviews with the Compensation Committee his assessment and recommendation of the annual incentive bonus for our named executive officers, other than himself, based upon achievement by the Company of budgeted Adjusted EBITDA and the Chief Executive Officer’s assessment of a number of subjective performance criteria specific to each executive officer’s areas of responsibility. The Compensation Committee may exercise its discretion in implementing or adjusting the Chief Executive Officer’s recommendations. The Compensation Committee also assesses the Chief Executive Officer’s performance for the prior year against achievement of these performance goals. In 2006, 80% of the annual bonus award of each executive officer was based upon achieving at least 90% of budgeted Adjusted EBITDA and the remaining 20% was fixed based upon achievement of the personal performance goals. In 2006, the budgeted Adjusted EBITDA criteria for the Company was exceeded.

Our current long-term incentive plan consists totally of the stock option plan (originally adopted in 1999) that permits only the award of stock options. Awards of stock options are intended to serve as an incentive to our executives to increase stockholder value and may also be used to reward our executives for their overall contribution to the Company’s financial performance in a fiscal year or for superior performance in achieving a specific objective. All stock option awards are made at the discretion of the Compensation Committee. The number of options that may be issued as an initial stock option award when an executive officer is hired is fixed by negotiation and is subject to the approval of the Compensation Committee.

The exercise price for all options issued to our named executive officers, to our non-employee directors and to other recipients of option grants is fixed in the same manner. For options issued starting in fiscal 2004, the exercise price has been fixed at the closing price of our common stock on NASDAQ on the date immediately prior to the effective date of the grant. Where the options were issued prior to the completion of our migration transaction on July 31, 2004, options issued to Canadian resident employees were denominated and are exercisable in Canadian dollars at the Canadian dollar equivalent of the closing price of our common stock on NASDAQ on the relevant date and options issued to U.S. resident employees were denominated and are exercisable in U.S. dollars. All option holders, including our named executive officers and non-employee directors who hold options denominated in Canadian dollars bear the currency fluctuation risk in the Canadian dollar between the date the exercise price was fixed and the option exercise date.

We do not currently have a program for annual stock option awards to our executive officers and no stock options were awarded to any of our named executive officers or to our non-employee directors in the 2006 fiscal year. We do not have a policy for allocating between short term incentive awards and long-term stock awards.

In addition to the three key components of their compensation packages, executive officers receive certain perquisites and other personal benefits, such as a car allowance, club memberships and payment of travel expenses related to personal commuting which we believe enable the executive to better perform their roles. We also provide our executives with an enhanced medical, dental, life and accidental death and dismemberment plan which covers medical and dental expenses for our executives and their family members and provides life insurance and short term disability coverage, which we believe is required to make our compensation program competitive with those of other public companies.

Other than matching contributions made by us to our 401 (k) plan for our named executive officers (or equivalent Deferred Profit Sharing Plan for executives based in our Canadian corporate office), to a maximum of 3% of their base salary, we do not provide any retirement benefits to our executive officers nor do we have any non-qualified deferred compensation plans. The maximum percentage of matching contributions to the 401 (k) plan, subject to certain limitations imposed by the Internal Revenue Service on contributions made by our named executive officers, or the Canadian equivalent plan, is the same for our named executive officers as it is for all of our employees.

As an incentive to attract and retain talented executives and to permit us to require and enforce post-termination, non-competition and non-solicitation covenants, our executive employment agreements provide for post-termination benefits where the named executive employee’s employment is terminated either by the Company without cause or by the executive for good reason. The employment agreements with our named executive officers also provide for post-termination benefits on their death or total disability. These payments are described in detail in the section of the Proxy Statement titled “Potential Payments upon Termination or Change of Control”.

We have also agreed to make lump sum change of control payments to certain of our named executive officers if their employment is terminated by us without cause or by the executive within prescribed time frames following a change of control or where a change of control occurs within a prescribed time frame after the termination of employment of the named executive officer. We believe that the timing of these changes of control payments is required in order to incentivize and retain our executive officers during and after the period prior to a change of control.

Summary Compensation Table

The following table summarizes all compensation awarded to, earned by or paid to our named executive officers during the fiscal year ended December 31, 2006:

						Non-Equity
						Incentive Plan		All Other
		Salary		Bonus		Compensation		Compensation		Total
Name and Principal Position	Year	($)		($)		($)		($)		($)

David Sutherland-Yoest	2006	587,734	(1)	117,546	(1)	587,734	(1)	35,929	(3)	1,328,934
Chief Executive Officer
Charles A. Wilcox	2006	450,000				450,000		78,917	(4)	978,917
President & Chief Operating
Officer
Mark A. Pytosh	2006	275,384				—		49,905	(5)	325,289
Chief Financial Officer
(through August 31, 2006)
Ivan R. Cairns	2006	387,904	(2)	52,896	(2)	387,904	(2)	27,114	(6)	855,818
Executive Vice President &
General Counsel
Brian A. Goebel	2006	206,876				124,000		54,224	(7)	385,100
Vice President, Controller, Chief Accounting Officer and Principal Financial Officer (from September 1, 2006)

(1)	Pursuant to his employment agreement dated October 26, 2005, Mr. Sutherland-Yoest’s base salary is stated in U.S. dollars. However, Mr. Sutherland- Yoest is paid in Canadian dollars. The amount of his Canadian dollar base salary is determined at an exchange rate fixed at the time his base salary was determined. Non-equity incentive plan compensation payments are calculated based upon Mr. Sutherland-Yoest’s Canadian dollar salary and paid in Canadian dollars. All amounts paid to Mr. Sutherland-Yoest in Canadian dollars are converted for reporting purposes to U.S. dollars at the average exchange rate in fiscal 2006.

(2)	Pursuant to his employment agreement dated January 5, 2004, Mr. Cairns’ base salary is stated in U.S. dollars. However, Mr. Cairns is paid in Canadian dollars. The amount of his Canadian dollar base salary is determined at an exchange rate fixed at the time his base salary was determined. Non-equity incentive plan compensation payments are calculated based upon Mr. Cairn’s Canadian dollar salary and paid in Canadian dollars. All amounts paid to Mr. Cairns in Canadian dollars are converted for reporting purposes to U.S. dollars at the average exchange rate in fiscal 2006.

(3)	Consists of club dues of C$10,705, car allowance of C$24,554 and other personal benefits of C$5,495. Canadian dollar amounts are converted to U.S. dollars at the average exchange rate in fiscal 2006.

(4)	Consists of club dues of $5,975, health benefits and incremental life and disability insurance premiums of $24,920, car allowance of $14,400, personal commuting expenses of $27,022, and matching contributions made to our 401 (k) Plan of $6,600.

(5)	Consists of club dues of $17,923, health benefits and incremental life disability insurance premiums of $17,293 and personal commuting expenses of $14,689.

(6)	Consists of club dues of C$2,911, car allowance of C$18,415 and matching contributions to the Canadian equivalent of our 401(k) Plan of C$9,430.

(7)	Consists of health benefits and incremental life and disability insurance premiums of $24,920, personal commuting expenses of $17,365, car allowance of $7,200 and matching contributions made to our 401 (k) Plan of $4,739

Grants of Plan-Based Awards

No option awards were made to the named executive officers in the 2006 fiscal year and there are no future payouts due to our named executive officers pursuant to awards made in fiscal 2006 under our non-equity, short term incentive plan.

Each of our named executive officers has entered into an employment agreement with us which sets out their starting base salary, the executive’s target annual cash bonus payment as a percentage of his base salary pursuant to our short term incentive plan, and the benefits, and post termination payments to which the executive is entitled.

Pursuant to his employment agreement entered into on October 26, 2005, Mr. Sutherland-Yoest’s base salary is fixed at $500,000. In fiscal 2006, Mr. Sutherland-Yoest was paid the Canadian dollar equivalent of $500,000 based on an exchange rate fixed at the time his base salary was determined. Pursuant to his employment agreement, Mr. Sutherland-Yoest’s target cash bonus payable pursuant to our short term incentive plan is fixed at 100% of his base salary. Payment of 80% of Mr. Sutherland-Yoest’s bonus in fiscal 2006 was based upon our exceeding our budgeted Adjusted EBITDA. 20% of Mr. Sutherland-Yoest’s bonus award in fiscal 2006 was based upon his success in completing the significant expansion of our operations in Florida through the acquisitions of Taft Recycling, Liberty Waste, Sun Country Materials and Pro Disposal and the SLD Landfill, and the negotiation of the purchase of their Miami-Dade operations from Allied Waste Industries, Inc. (“Allied Waste”). In addition, the Compensation Committee awarded Mr. Sutherland-Yoest a discretionary one-time discretionary bonus of C$133,333 as a result of the successful completion of the exchange and redemption of our Series A Preferred Stock through the issuance of new common equity to Westbury (Bermuda) Ltd., an affiliate of Prides Capital, LLC, and affiliates of Kelso & Company, L.P.

Pursuant to his employment agreement dated July 1, 2004, Mr. Wilcox’s base salary was fixed at $450,000, which is the amount paid to Mr. Wilcox for base salary in fiscal 2006. Mr. Wilcox’s target annual cash bonus pursuant to our short term incentive plan was 100% of his base salary. Payment of 80% of Mr. Wilcox’s bonus in fiscal 2006 was based upon our exceeding our budgeted Adjusted EBITDA. 20% of Mr. Wilcox’s bonus award in fiscal 2006 was based upon his efforts in completing the integration of the Florida acquisitions. Accordingly, Mr. Wilcox was awarded 100% of his target cash bonus in fiscal 2006.

Mr. Pytosh’s employment agreement dated February 23, 2004, provided for a base salary of $400,000, which was not increased in fiscal 2006. Mr. Pytosh did not receive any non-equity incentive compensation in 2006 as he resigned his employment with us effective August 31, 2006.

Mr. Cairns employment agreement dated January 5, 2004, provides for a base salary of $330,000. In fiscal 2006, Mr. Cairns was paid a base salary of the Canadian dollar equivalent of $330,000.00, at an exchange rate fixed at the time his base salary was determined. Mr. Cairn’s employment agreement fixes his target bonus pursuant to our short term incentive plan, as 100% of his base salary. 80% of Mr. Cairns’ bonus was paid based upon our exceeding our budgeted Adjusted EBITDA. 20% of Mr. Cairns’ bonus was based upon his role in completing the Florida acquisitions and negotiations with Allied Waste for the acquisition of their Miami-Dade operations. In addition, the Compensation Committee awarded Mr. Cairns a one-time discretionary bonus of C$60,000 based upon his role in completing the exchange and redemption of our

Series A Preferred Stock through the issuance of new common equity to Westbury (Bermuda) Ltd., an affiliate of Prides Capital, LLC, and affiliates of Kelso & Company, L.P.

Pursuant to his employment agreement, Mr. Goebel’s base salary was fixed at $195,000 and was increased by 3% per annum in each of March 2005 and April 2006. Mr. Goebel’s target cash bonus pursuant to our short term incentive plan is set at 60% of his base salary pursuant to his employment agreement. 80% of Mr. Goebel’s bonus in 2006 was based upon our exceeding our budgeted Adjusted EBITDA and 20% was based upon Mr. Goebel achieving individual goals including meeting accelerated time lines for the completion of quarterly financial statements and interaction with our operations and with our external auditors.

No options were granted to our named executive officers in fiscal 2006. The Compensation Committee intends to create a new long-term incentive plan and will consider long term incentive awards to our executive officers once it has been approved by our stockholders.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding equity-based awards held by each of our named executive officers as of December 31, 2006:

		Number of
	Number of	Securities
	Securities Underlying	Underlying
	Unexercised Options (#)	Unexercised Options (#)	Option Exercise			Option Expiration
Name	Exercisable(1)(3)	Unexercisable (2)(3)	Price ($) (3)			Date (10)

David Sutherland-Yoest	333,333		C$	20.88	(4)	11/05/2008
Charles A. Wilcox	416,666			13.56	(9)	06/23/2009
Ivan R. Cairns	200,000		C$	21.45	(8)	12/16/2008
Brian A. Goebel	25,000			16.56	(5)	12/16/2008
	25,000			15.60	(6)	03/30/2009
		10,000		10.74	(7)	05/04/2010

(1)	Options vest on the date which is 2 years after their grant date.

(2)	Options vest on May 4, 2007.

(3)	Adjusted for the 1 for 3 reverse stock split of our common stock effected June 30, 2006.

(4)	The exercise price is denominated and payable in the Canadian dollar equivalent of the closing price of our common stock on NASDAQ on the date the grant was approved by the Compensation Committee.

(5)	The exercise price is the closing price of our common stock on NASDQ on the date the grant was approved by the Board.

(6), (7), (9)	The exercise price is the closing price of our common stock on NASDAQ on the date immediately prior to the grant date.

(8)	The exercise price is denominated and payable in the Canadian dollar equivalent of the closing price of our common stock on NASDAQ on the date immediately prior to the date the grant was approved by the Board.

(10)	Options were granted on the date which is 5 years prior to their expiration dates.

Option Exercises and Stock Vested

No options were exercised by our named executive officers in fiscal 2006.

Pension Benefits

Other than matching contributions made by us to our 401(k) plan (or equivalent Deferred Profit Sharing Plan for our Canadian employees) for our named executive officers, to a maximum of 3% of their base salary, subject to limitations imposed by the Internal Revenue Code or the Income Tax Act of Canada, we do not provide any retirement or pension benefits to our executive officers. Matching contributions made to our 401(k) plan (or Canadian equivalent) vest after two years of continuous service with us. Employees must generally be employed for a fixed period of time before being eligible to participate in our 401 (k) plan or Canadian equivalent. We have waived the waiting period for some of our executive officers.

Non-Qualified Deferred Compensation Plans

We do not have any non-qualified deferred compensation plans for any of our employees, including our named executive officers.

Potential Payments Upon Termination or Change of Control

Pursuant to employment agreements that we have entered into with each of our named executive officers, we have agreed to make post-termination payments of salary and bonus and to make payments to our third party health care provider to provide for continuing health care benefits, on the executive officer’s death or total disability, as well as on termination of the named executive officer’s employment by us without cause, or by the named executive officer for “good reason”. Under the employment agreements, for cause dismissal is narrowly defined to include only those instances where the named executive officer has committed a serious breach of the terms of his employment agreement, and for all named executive officers other than Brian Goebel, requires approval by a 2/3rds vote of the Board of Directors and the executive must be given an opportunity to address the Board regarding the cause allegations made against him. Good Reason is defined in the employment agreements as (i) a change in the executive’s title or responsibilities that represents a material diminution of the executive’s position, status or authority, (ii) a reduction in the executive’s base salary, (iii) our material failure to provide the required benefit programs to the executive and his family, (iv) a failure to pay the executive a material amount of the compensation due to him; and (v) failure to require a successor to assume the employment agreement with the executive. In addition, Mr. Cairns employment agreement provides that good reason includes a change of his principal place of employment to a location outside of the Burlington/ Oakville/Hamilton area. Total Disability means the executive is unable to discharge his responsibilities under his employment agreement for a period of 180 continuous days or a total of 180 days in any calendar year.

The employment agreements also provide for the vesting of non-vested stock options following termination by us of the employment of our named executive officers without cause or by the named executive officer for good reason as well as on the executive’s death or total disability. The vested stock options remain exercisable for a period of 90 days after the date that payments to the executive under the agreement cease, where termination is by us without cause or by the executive with good reason. Where termination results from the death or disability of the executive, the stock options are exercisable for 18 months after the date of death or disability.

Pursuant to the employment agreements, each of our named executive officers is bound by confidentiality and non-solicitation covenants as well as covenants not to compete or be employed by any competing business in any of the business areas or territories in which we then conduct our business or with any development opportunity being pursued by us during the applicable non-compete period. The length of these non-compete periods is summarized in the table below:

Termination by Reason of
	Without Cause			For Cause or
	or for Good	Death		Without Good
Name	Reason	or Disability	Change of Control	Reason

David Sutherland-Yoest Charles A. Wilcox Ivan R. Cairns	2 years	None	1. None where change of control occurred within 2 years preceding termination.
			2. Period from termination to effective date of change of control where change of control occurs within 1 year following termination.	1 year
Brian A. Goebel	1 year without cause None for good reason	None	1 year	1 year

If the Board in good faith determines that any of our named executives have breached the non-solicitation or non-competition covenants set out in their employment agreements, then we are entitled to suspend or terminate all remaining payments and benefits which would otherwise be payable to the executive, in addition to any other rights we may have against the executive. Each executive officer has also agreed to injunctive relief against him and to pay our costs in enforcing the covenants, if we prevail on the merits of a claim for breach of the executive’s confidentiality, non-solicitation or non-competition covenants.

We have also agreed to make lump sum change of control payments to our named executive officers, other than Brian Goebel, if their employment is terminated by the Company without cause or by the executive for good reason within 2 years following a change of control, or where a change of control occurs within 1 year after termination without cause by us or termination for good reason by the named executive. The lump sum payment is equal to three times the sum of the named executive officer’s base salary and his average bonus paid in the 3 years prior to the date of his termination. Pursuant to Mr. Sutherland-Yoest’s employment agreement, payment of these lump sum amounts is also triggered if Mr. Sutherland-Yoest resigns for any reason where a change of control has occurred within 6 months preceding his resignation.

Where any of the post-termination payments made to any of our named executive officers result in excise tax to the executive under Section 4999 of the Internal Revenue Code, we are obligated to gross-up the payment to the executive to make them whole for the tax payment.

Our employment agreements with our named executive officers do not provide for payments triggered by retirement from employment. As a result, retirement would be treated as a voluntary resignation.

Mr. Sutherland-Yoest was issued warrants to purchase 333,333 shares of common stock as a term of the commencement of his employment in September 2001. The warrants have an exercise price of $8.10 per share, have all vested and will expire in September 2011. In the event of a change of control, or if Mr. Sutherland-Yoest’s employment is terminated by reason of death, disability or by us without cause, the warrants continue to be exercisable as if Mr. Sutherland-Yoest had remained an employee, through their expiration date. If Mr. Sutherland- Yoest’s employment is terminated by his voluntary resignation or by us for cause, all vested warrants may be exercised within 180 days of the date of such termination.

The following table sets forth the potential post-employment payments that would be made to our executive officers by us assuming their employment was terminated effective December 31, 2006 based on their salaries and annual incentive compensation payments made in fiscal 2006. No information regarding Mr. Pytosh is included as he resigned his employment effective August 31, 2006.

Termination by Reason of
	Without Cause or			For Cause or Voluntary
Name	for Good Reason(7)	Death or Disability(7)	Change of Control(7)	Resignation

David Sutherland-Yoest	Unpaid base salary through date of termination, accrued but unpaid vacation time, earned annual cash bonus; Vesting of unvested stock options, 3 x base salary and 3 x average annual bonus over 36 months. Benefit continuance for 36 months.

Exercise of warrants to purchase 333,333 shares of common stock	Unpaid base salary through date of termination, accrued but unpaid vacation time, earned annual cash bonus;

Vesting of unvested stock options, 3x base salary and 3 x average annual bonus over 36 months. Benefit continuance for 36 months.

Exercise of warrants to purchase 333,333 shares of common stock	Unpaid base salary through date of termination, accrued but unpaid vacation time, earned annual cash bonus;

Vesting of unvested stock options, lump sum payment of 3 x base salary and 3 x average annual bonus. Benefit continuance for 3 years

			Exercise of warrants to purchase 333,333 shares of common stock	Unpaid base salary through date of termination, accrued but unpaid vacation time Exercise of warrants to purchase 333,333 shares of common stock
	$2,551,393(1)	$2,551,393(1)	$2,551,393(1)	$583,333(2)
Charles A. Wilcox	Unpaid base salary through date of termination, accrued but unpaid vacation time, earned annual cash bonus, vesting of unvested stock options, 3 x base salary and 3 x average annual bonus over 36 months. Benefit continuance for 36 months.	Unpaid base salary through date of termination, accrued but unpaid vacation time, earned annual cash bonus, vesting of unvested stock options, 3x base salary and 3 x average annual bonus over 36 months. Benefit continuance for 36 months.	Unpaid base salary through date of termination, accrued but unpaid vacation time, earned annual cash bonus, vesting of unvested stock options, lump sum payment of 3 x base salary and 3 times average annual bonus. Benefit continuance for 3 years	Unpaid base salary through date of termination, accrued but unpaid vacation time
	$2,774,760(3)	$2,774,760(3)	$3,434,760(3)
Ivan R. Cairns	Unpaid base salary through date of termination, accrued but unpaid vacation time, earned annual cash bonus, vesting of unvested stock options, 2x base salary and 2 x average annual bonus over 24 months. Benefit continuance for 24 months.	Unpaid base salary through date of termination, accrued but unpaid vacation time, earned annual cash bonus, vesting of unvested stock options, 3x base salary and 3 x average annual bonus over 36 months. Benefit continuance for 36 months.	Unpaid base salary through date of termination, accrued but unpaid vacation time, earned annual cash bonus, vesting of unvested stock options, lump sum payment of 3 x base salary, and 3 x average annual bonus. Benefit continuance for 3 years	Unpaid base salary through date of termination, accrued but unpaid vacation time
	$1,315,853(4)	$1,973,780(5)	$1,973,780(5)
Brian A. Goebel	Unpaid base salary through date of termination, accrued but unpaid vacation time, earned annual cash bonus, vesting of unvested stock options, 1 year base salary and benefits continuance.	Unpaid base salary through date of termination, accrued but unpaid vacation time, vesting of unvested stock options, 1 year base salary and benefits continuance.	Unpaid base salary through date of termination, accrued but unpaid vacation time	Unpaid base salary through date of termination, accrued but unpaid vacation time
	$231,796(6)	$231,796(6)

(1)	Consists of C$2,000,000 in base salary, C$890,667 in average bonus incentives and C$3,381in benefits converted to U.S. dollars at the average exchange rate in fiscal 2006 and $583,333 realizable on the exercise of warrants to purchase 333,333 shares of common stock. Although the payments of salary, bonus and benefits would, other than on a change of control, be payable in equal installments over 3 years, these amounts have not been present valued.

(2)	Realizable on the exercise of warrants to purchase 333,333 shares of our common stock based on the closing price of our stock of NASDAQ on December 31, 2006.

(3)	Consists of $1,350,000 in base salary, $1,350,000 in average bonus incentives, $74,760 in benefits and $660,000 in gross-up payments for excise tax triggered on the change of control payments only. Although the payments of salary, bonus and benefits would, other than on a change of control, be payable in equal installments over 3 years, these amounts have not been present-valued.

(4)	Consists of C$880,000 in base salary, C$431,893 in average bonus incentives and C$3,960 in benefits converted to U.S. dollars at the average exchange rate in fiscal 2006. Although the payments of salary, bonus and benefits would be payable, in equal installments over 2 years, these amounts have not been present valued.

(5)	Consists of C$1,320,000 in base salary, C$647,800 in average bonus incentives and C$5,940. in benefits converted to U.S. dollars at the average exchange rate in fiscal 2006. Although the payments of salary, bonus and benefits would be payable in equal installments over 3 years, other than on a change of control, these amounts have not been present valued.

(6)	Consists of $206,876 in base salary and $24,920 in benefits.

(7)	The value of vested options as at December 31, 2006 is zero as our closing stock price was less than the exercise price of such options.

Directors’ Compensation

The following table summarizes all compensation paid to the members of our Board of Directors in the fiscal year ended December 31, 2006.

	Fees Earned or	Option
Name	Paid in Cash ($)	Awards (1)	Total ($)

Gary W. DeGroote	27,000	—	27,000
Michael B. Lazar	30,000	—	30,000
George E. Matelich	40,500	—	40,500
Charles E. McCarthy(2)	—	—	—
Lucien Rémillard	22,500	—	22,500
Jack Short	60,500	—	60,500
Wallace L. Timmeny	59,500	—	59,500
Michael J. Verrochi	55,000	—	55,000

(1)	As of December 31, 2006, Mr. DeGroote owned 23, 333 vested options, Mr. Matelich owned 15,000 vested options and Mr. Rémillard owned 18,333 vested options.

(2)	Mr. McCarthy was appointed to the Board on December 18, 2006 as a nominee of Prides Capital Partners, L.L.C and received no compensation for acting as a director in the 2006 fiscal year.

Each non-employee director receives an annual retainer of $15,000 and $1,500 or $500 per meeting for participation in person or by telephone respectively. In addition, $20,000 is paid to the Chair of the Audit Committee and $5,000 is paid to the Chair of each of the Compensation Committee and the Corporate Governance Committee. Each member of the Audit Committee receives $15,000 as an additional retainer. We will also reimburse our non-employee directors for their travel, accommodation, meals and related expenses incurred in attending Board meetings. David Sutherland-Yoest, the only employee director, does not receive any additional compensation for his service on the Board.

Compensation Committee Interlocks and Insider Participation

Michael B. Lazar, George E. Matelich and Michael J. Verrochi are the current members of our Compensation Committee. Each member of the Compensation Committee is an independent director according to the independence standards established by the National Association of Securities Dealers’ listing standards. No member of our Compensation Committee was, during the 2006 fiscal year, an officer or employee or former officer or employee of ours or any of our subsidiaries.

The following is a description of transactions in the period January 1, 2005 to August 31, 2007 between us and any member of our Compensation Committee or any related person to any member of our Compensation Committee:

During 2004, we entered into a lease of office premises in an office tower in Burlington, Ontario owned by Westbury International (1991) Corporation, a property development company controlled by Michael H. DeGroote, Gary W. DeGroote’s brother. The leased premises consist of approximately 9,255 square feet. The term of the lease is 10.5 years, with a right to extend for a further five years. Base rent escalates from $0.1 million to $0.2 million per year in increments over the term of the lease. Gary DeGroote was a member of the Compensation Committee from July 28, 2004 through July 24, 2006.

On October 4, 2004, we entered into a standby purchase agreement with Michael G. DeGroote, the father of Gary W. DeGroote, pursuant to which we could require Mr. Michael DeGroote to purchase shares of our common stock for a purchase price of $7.5 million. Mr. Michael DeGroote received a fee of $0.4 million upon execution of the standby purchase agreement. On March 4, 2005, we exercised our put right under the agreement and on March 28, 2005, we issued 2,640,845 shares of our common stock to Mr. Michael DeGroote for a consideration of $2.84 per share, being 85% of the average closing bid price of our common stock for the ten trading days ending on the second trading day preceding March 28, 2005. Mr. Michael DeGroote also received warrants to purchase 264,085 shares of our common stock at an exercise price of $2.84 per share. These warrants remain exercisable until March 28, 2010. An additional fee of $0.4 million was paid to Mr. Michael DeGroote on March 28, 2005. At the time of the transaction, Gary W. DeGroote was a member of our Compensation Committee. All share numbers and share prices are stated before giving effect to the one for three split of our common stock effected on June 30, 2006.

On December 15, 2006, we issued 2,894,737 shares of our common to affiliates of Kelso & Company, L.P. (“Kelso”) in exchange for shares of our Series A Preferred Stock in an amount equal to $27.5 million and used all of the net proceeds of the issuance of an additional 7,000,001 shares of our common stock to Westbury (Bermuda) Ltd. and Prides Capital Fund I, L.P., as well as debt and our available cash to redeem all of the shares of Series A Preferred Stock issued to Kelso. Until the redemption or exchange, Michael B. Lazar and George E. Matelich were nominees of affiliates of Kelso to our Board of Directors. Both Mr. Lazar and Mr. Matelich are members of the Compensation Committee.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information regarding our equity compensation plans as of December 31, 2006. It does not include information regarding the 2007 Plan described in this Proxy Statement:

(c)
Number of Securities
			(b)	Remaining Available for
			Weighted-Average	Future Issuance Under
	(a)		Exercise Price of	Equity Compensation Plans
	Number of Securities to be		Outstanding	(Excluding Securities to be
	Issued upon Exercise of		Options, Warrants	Issued Upon Exercise of
	Outstanding Options,		and Rights	Outstanding Options,
Plan Category	Warrants and Rights		($)	Warrants or Rights

Equity compensation plans approved by security holders	3,115,500		$14.98	5,619,195	(1)
Equity compensation plans not approved by security holders	333,333	(2)	$8.10	—

Total	3,448,833		$14.32	5,619,195	(1)

(1)	Under our 1999 Stock Option Plan, we may grant options to a maximum of 19% of our issued shares of common stock and common share equivalents outstanding from time to time. If the 2007 Plan is approved, no additional options will be issued under the 1999 Stock Option Plan.

(2)	Warrants to purchase 333,333 shares of our common stock, at an exercise price of $8.10 per share, were granted to our Chief Executive Officer, David Sutherland-Yoest in September 2001 as a term of the commencement of his employment. All of the warrants have vested and will expire in September 2011. The warrants are exercisable until their expiration so long as Mr. Sutherland-Yoest is an employee. In the event of a change of control, or if Mr. Sutherland-Yoest’s employment is terminated by reason of death, disability or by us without cause, the warrants continue to be exercisable as if Mr. Sutherland-Yoest had remained an employee. If Mr. Sutherland-Yoest’s employment is terminated by his voluntary resignation or by us for cause, all vested warrants may be exercised within 180 days of the date of such termination.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our shares of common stock and exchangeable shares as of August 31, 2007, by each person or entity that is known by us to own more than 5% of our shares of common stock and exchangeable shares. As of that date, the number of issued and outstanding shares in our capital stock was 46,008,316 including exchangeable shares of Waste Services (CA) that are exchangeable for 2,102,620 of our shares of our common stock that are not owned directly or indirectly by us.

	Shares Beneficially Owned
		Percentage of
	Number of	Total Issued
	Common/Exchangeable	Common/Exchangeable
Name of Beneficial Owner(1)	Shares	Shares

Westbury (Bermuda) Ltd.(2)	12,116,481	25.9%
Prides Capital Partners, L.L.C.(3)	5,840,875	12.7%
Kelso & Company, L.P.(4)	5,278,070	10.9%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In general, a person who has voting power or investment power with respect to securities is treated as a beneficial owner of those securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of March 31, 2007 count as outstanding for computing the percentage beneficially owned by the person holding these options or warrants.

(2)	Consists of 11,288,704 shares of common stock and 827,777 shares of common stock issuable upon the exercise of warrants. The stockholder of Westbury (Bermuda) Ltd. is Westbury Trust. The trustees of

Westbury Trust are Robert Martyn, Gary W. DeGroote and Rick Burdick. The address for Westbury (Bermuda) Ltd. is Victoria Hall, 11 Victoria Street, P.O. Box HM 1065, Hamilton, Bermuda, HMEX.

(3)	Based on information contained in a Form 4 filed with the Securities Exchange Commission by Prides Capital Partners, L.L.C. on December 18, 2006. The principal business office of Prides Capital Partners, L.L.C. is 200 High Street, Suite 700, Boston MA 02110.

(4)	Consists of 2,894,737 shares of common stock and 2,145,000 shares of common stock issuable upon the exercise of warrants issued to Kelso Investment Associates VI, L.P. and 238,333 shares of common stock issuable upon the exercise of warrants issued to KEP VI, LLC. Kelso Investment Associates VI, L.P. and KEP VI, LLC are affiliates of Kelso & Company, L.P. The address of Kelso & Company, L.P. is 320 Park Avenue, 24th Floor, New York, New York, 10022.

Information regarding share ownership as of August 31, 2007 of our directors and named executive officers is set forth below:

	Outstanding	% of
Name	Shares(1)	Shares(2)

Charles E. McCarthy(3)	5,840,875	12.7%
David Sutherland-Yoest(4)	1,824,992	3.9%
Lucien Rémillard(5)	1,011,165	2.2%
Gary W. DeGroote(6)	781,666	1.7%
George E. Matelich(7)	258,232	*
Ivan R. Cairns(8)	200,833	*
Michael J. Verrochi	128,579	*
Brian A. Goebel(9)	60,000	*
Wallace L. Timmeny	7,166	*
Michael B. Lazar	4,854	*
Jack E. Short	4,133	*
Edwin D. Johnson	4,000	*
All executive officers and directors as a group (12 persons)	10,126,495	21.6%

*	Less than one (1%) percent.

(1)	In general, a person who has voting power or investment power with respect to securities is treated as a beneficial owner of those securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of March 1, 2007 count as outstanding for computing the percentage beneficially owned by the person holding these options or warrants.

(2)	Percentages based upon 46,008,316 shares of common stock outstanding as of August 31, 2007, which includes exchangeable shares of Waste Services (CA) Inc. exchangeable for 2,102,620 shares of our common stock that are not owned directly or indirectly by us.

(3)	Based on information contained in a Form 4 filed with the Securities Exchange Commission by Prides Capital Partners, L.L.C. on December 18, 2006. Mr. McCarthy disclaims beneficial ownership of these shares, except to the extent of any pecuniary interest therein.

(4)	Consists of 649,832 shares of common stock issuable upon the exchange of 1,949,497 exchangeable shares of Waste Services (CA) Inc. owned by D.S.Y. Investments Ltd., of which Mr. Sutherland-Yoest is the sole director and stockholder, as well as 251,828 shares of common stock owned by Mr. Sutherland-Yoest personally, 333,333 shares of common stock issuable upon the exercise of currently exercisable warrants to purchase common shares, 333,333 shares of common stock issuable upon the exercise of currently exercisable options, 166,666 shares of common stock owned by Mr. Sutherland-Yoest’s wife and 90,000 shares of common stock owned by Mr. Sutherland-Yoest’s daughter which Mr. Sutherland-Yoest may be deemed to beneficially own. Mr. Sutherland-Yoest disclaims beneficial ownership with respect to the shares owned by his wife and his daughter.

(5)	Consists of 500,000 shares of common stock issuable upon the exchange of 1,500,000 exchangeable shares of Waste Services (CA) Inc. owned by Historia Investments Inc., 492,832 shares of common stock owned by The Victoria Bank (Barbados) Incorporated, and 18,333 shares of common stock issuable upon the exercise of currently exercisable options issued to Mr. Rémillard. Mr. Rémillard is the controlling stockholder of Historia Investments Inc. and is indirectly the controlling stockholder of The Victoria Bank (Barbados) Incorporated, and is deemed to beneficially own the common and exchangeable shares owned by each such entity Mr. Rémillard disclaims beneficial ownership of the common and exchangeable shares owned by The Victoria Bank (Barbados) Incorporated and Historia Investments Inc.

(6)	Consists of 758,333 shares of common stock issuable upon the exchange of 2,275,000 exchangeable shares of Waste Services (CA) Inc. owned by GWD Management Inc., and 23,333 shares of common stock issuable upon exercise of currently exercisable options to purchase shares of our common stock issued to Mr. DeGroote. Mr. DeGroote is the controlling stockholder and director of GWD Management Inc.

(7)	Consists of 242,932 shares of common stock owned by Mr. Matelich, 300 shares of common stock owned by Mr. Matelich’s children and 15,000 shares of common stock issuable upon the exercise of currently exercisable options to purchase common shares issued to Mr. Matelich. The 242,932 shares of common stock owned by Mr. Matelich personally are pledged to Smith Barney (a division of Citigroup Global Markets, Inc.). Mr. Matelich disclaims beneficial ownership of the shares owned by his children. Mr. Matelich is a Managing Director of Kelso & Company, L.P. Affiliates of Kelso & Company, L.P. own 2,894,733 shares of common stock and currently exercisable warrants to purchase 2,145,000 shares of common stock. Mr. Matelich disclaims beneficial ownership of the shares owned by affiliates of Kelso & Company, L.P.

(8)	Consists of options to acquire 200,000 common shares that are currently exercisable and 833 shares of common stock owned by Mr. Cairns.

(9)	Consists of options to acquire 60,000 common shares that are currently exercisable.

OTHER BUSINESS

We do not intend and our directors do not intend to bring any other matters before the Meeting and do not presently know of any other matters that will be presented by others for action at the Meeting. If any other matters do properly come before the Meeting, a properly executed proxy will be voted on such matters in accordance with the best judgment of the persons authorized in the proxy and the discretionary authority to do so included in the proxy.

We will bear the cost of this solicitation. Proxies will be solicited primarily by mail but may also be solicited personally by our directors or officers, without additional consideration.

OTHER INFORMATION

Delivery of Documents to Security Holders Sharing an Address

Only one Proxy Statement is being delivered to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. We will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the documents was delivered.

To request separate delivery of these materials now or in the future, a security holder may submit a written request to: 1122 International Blvd, Suite 601, Burlington, Ontario, Canada, L7L 6Z8, Attention: Corporate Secretary.

Additionally, any security holders presently sharing an address who are receiving multiple copies of the Proxy Statement and would like to receive a single copy of such materials may do so by directing their request to us in the manner provided above.

Submission of Stockholder Proposals for the Next Annual Meeting

Eligible stockholders who wish to present a proposal at our next annual meeting must provide notice of their proposal in accordance with the requirements and time lines set out in our Amended and Restated By-law. Notice must be received between March 15, 2008 and April 14, 2008. If the proposal is submitted for inclusion in the proxy materials pursuant to Rule 14a-8 of the Securities Exchange Act, for our next annual stockholders meeting it must be received no later than January 3, 2008. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s annual meeting, the proposal must be received no later than the close of business on the later of (i) the close of business on the date 60 days prior to the meeting date; or (ii) the close of business on the 10th day following the date on which such meeting date is first publicly announced or disclosed.

Any such proposal should be mailed to: Corporate Secretary, Waste Services, Inc., 1122 International Blvd., Suite 601, Burlington, Ontario, Canada, L7L 6Z8.

By Order of the Board of Directors

“Ivan R. Cairns”
Ivan R. Cairns
Secretary

Appendix A
Waste Services, Inc.
2007 Equity and Performance Incentive Plan

2007 EQUITY AND PERFORMANCE
INCENTIVE PLAN

Waste Services, Inc.

2007 Equity and Performance Incentive Plan

Plan Document

Waste Services, Inc.

2007 Equity and Performance Incentive Plan

Plan Document

1.	Purpose of the Plan

The purpose of the 2007 Equity and Performance Incentive Plan (the “Plan”) is to attract and retain directors, officers and employees of Waste Services, Inc. and its Affiliates, and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire equity interests in the Company and to provide to such persons incentives and rewards for superior performance and align the interests of such persons with those of the Company’s stockholders.

2.	Definitions

As used in the Plan, the following definitions apply to the terms indicated below:

“Account” means an account established in the Participant’s name to track Awards to that Participant.

“Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Board, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

“Beneficiary” means upon the employee’s death, the employee’s successors, heirs, executors and administrators, as the case may be.

“Board” or “Board of Directors” means the Board of Directors of the Company.

“Cause” means, unless the applicable Evidence of Award provides otherwise:

(i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination; or

(ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein),

(A) the Participant’s commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud,

(B) the Participant’s conduct that brings or is reasonably likely to bring the Company or any of its Affiliates into public disgrace or disrepute and that affects the Company’s or any Affiliate’s business in any material way,

(C) the Participant’s failure to perform duties as reasonably directed by the Company or the Participant’s material violation of any rule, regulation, policy or plan for the conduct of any service provider to the Company or its Affiliates or its or their business (which, if curable, is not cured within 10 days after notice thereof is provided to the Participant),

(D) the Participant’s gross negligence, willful malfeasance or material act of disloyalty with respect to the Company or its Affiliates (which, if curable, is not cured within 10 days after notice thereof is provided to the Participant, or

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(E) any material breach by the Participant of any provisions of any restrictive covenants contained in any employment agreements or similar agreements.

Any determination of whether Cause exists shall be made by the Committee in its sole discretion. Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity.

A “Change in Control” means the occurrence of any one of the following:

(i) the sale or lease of all or substantially all of the assets of the Company to any other person or entity other than a direct or indirect wholly-owned subsidiary or parent of the Company;

(ii) a merger, amalgamation, consolidation or other reorganization of the Company with any other entity (other than a direct or indirect wholly-owned subsidiary or parent of the Company) in which the Company is not the surviving entity or becomes owned entirely by another entity, unless at least 50% of the outstanding voting securities of the surviving or parent corporation, as the case may be, immediately following such transaction are beneficially held by the same persons and/or entities that beneficially held the outstanding voting securities of the Company immediately prior to such transaction, and such outstanding voting securities are beneficially held by such persons and/or entities in substantially the same proportion as such persons and/or entities beneficially held the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the acquisition of beneficial ownership, as such term is defined in the Exchange Act in a single transaction or series of related transactions (by tender offer or otherwise), of more than 50% of the voting securities of the Company by a single person or entity (other than the Company or any Affiliate (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company, a trustee or any other fiduciary or committee of any employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company) or “group” within the meaning of Section 13(d)(3) of the Exchange Act, whether through the acquisition of previously issued and outstanding voting securities or of voting securities that have not been previously issued, or any combination thereof;

(iv) the voluntary or involuntary dissolution, liquidation or winding up of the Company, or the adoption of any resolution with respect thereto; or

(v) the individuals who constituted the Board of Directors as of the Effective Date of the Plan (the “Incumbent Board”) ceasing for any reason to constitute at least a majority of the Board; provided, that any person becoming a director whose election or nomination for election was approved by a majority of the members of the Incumbent Board. Thereof shall be considered, for purposes of this Plan, a member of the Incumbent Board; and provided further that, notwithstanding anything herein to the contrary, a Change of Control shall not be deemed to have occurred in connection with (1) any public offering of the common stock of the Company for cash; (2) any transaction with an entity or group that includes, is affiliated with or is wholly or partially controlled by, one or more executive officers of the Company in office immediately prior to the transaction that would otherwise constitute a Change of Control; or (3) any capital raising transaction (including any investment by one or more private equity funds) for the purpose of financing acquisitions specifically identified by the Board.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.

“Common Stock” means shares of common stock, par value $.01 per share, of the Company or any security into which such shares of common stock may be changed by reason of any transaction or event of the type referred to in Section 15 of this Plan.

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“Company” means Waste Services, Inc., a Delaware corporation.

“Covered Employee” means a Participant who is, or is determined by the Committee to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (or any successor provision).

“Date of Grant” means the date specified by the Committee on which a grant of an Award under this Plan shall become effective (which date shall not be earlier than the date on which the Committee takes action with respect thereto).

“Effective Date” means the first date upon which the Plan has been approved by both the Board and the stockholders of the Company.

“Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

“Eligible Person” means any (i) individual employed by the Company or an Affiliate, (ii) Non-Employee Director; (iii) a consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act: or (iv) prospective employees, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) or (iii) above once he or she begins employment or providing services to the Company or its Affiliates).

“Evidence of Award” means an agreement, certificate, resolution or other type of writing or other evidence approved by the Committee which sets forth the terms and conditions of the Option Rights, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units . An Evidence of Award may be in an electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

“Fair Market Value” of a share of Common Stock means, as of any particular date, the closing sale price per share of Common Stock on the national securities exchange on which the Common Stock is then listed, the final reported bid sale price per share of Common Stock on the principal national automated system which the Common Stock is then quoted or, if the Common Stock is not then listed or quoted, the fair market value of the Common Stock as determined by the Committee.

“Incentive Stock Option” means an Option Right that is intended to qualify as an “incentive stock option” under Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

“Incumbent Board” has the meaning given such term in the definition of “Change of Control”

“Immediate Family Members” means any person who is a “family member” of the Participant, as such term is used in the instructions to form S-8 under the Securities Act.

“Indemnifiable Person” shall have the meaning set forth in Section 4(e) of this Plan.

“Mature Shares” means shares of Common Stock owned by a Participant that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Option Price or satisfy a withholding obligation of the Participant.

“Non-Employee Director” means a director of the Company who is not an employee of the Company or any Affiliate.

“Non-Qualified Stock Option” means an Option Right that is not an Incentive Stock Option within the meaning of Section 422 of the Code.

“Optionee” means the person named in an Evidence of Award evidencing an outstanding Option Right.

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“Option Period” shall have the meaning set forth in Section 6 (e) of the Plan.

“Option Price” means the purchase price payable on exercise of an Option Right.

“Option Right” means the right to purchase shares of Common Stock upon exercise of an option granted pursuant to Section 6 or Section 11 of this Plan.

“Participant” means a person who is selected by the Committee to participate in the Plan and to receive an Award under this Plan.

“Performance Compensation Award” shall mean any award designated by the Committee as a Performance Compensation Award pursuant to Section 9 of the Plan.

“Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

“Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Objectives.

“Performance Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received, when so determined by the Committee, Performance Compensation Awards pursuant to this Plan. The Performance Objectives applicable to any award to a Covered Employee shall be based on specified levels of performance of the Company (and/or one or more Affiliates, divisions or operational units or any combination of the foregoing) and shall include the following:: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or revenue growth; (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (viii) earnings before or after taxes, interest, depreciation and/or amortization; (ix) gross or operating margins; (x) share price (including, but not limited to, growth measures and total stockholder return); (xi) expense targets; (xii) margins; (xiii) operating efficiency; (xiv) objective measures of customer satisfaction; (xv) working capital targets; (xvi) measures of economic value added; (xvii) enterprise value; (xviii) sales; (xix) debt levels and net debt; (xx) timely opening of new facilities; (xxi) completion of acquisitions; (xxii) customer retention; (xxiii) employee retention; and (xxiv) objective measures of personal targets, goals or completion of projects.

“Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

“Permitted Transferee” shall have the meaning set forth in Section 13(b) of the Plan.

“Plan” means the Waste Services, Inc. 2007 Equity and Performance Incentive Plan, as it may be amended from time to time.

“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

“Restricted Stock” means shares of Common Stock granted pursuant to Section 8 or Section 11 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 8 has lapsed.

“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including without limitation,

5

a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted pursuant to Section 8 or Section 11 of this Plan.

“Retirement” means a termination of employment with the Company and its Affiliate at or after the attainment of (i) age 65, (ii) age 55 with at least 10 years of continuous employment, (iii) 30 years of continuous employment, or (iv) as may otherwise be determined by the Committee in its discretion.

“Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

“SAR Period” shall have the meaning set forth in Section 7(f) of the Plan.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

“Spread” means the excess of the Fair Market Value per share of the Common Stock on the date when a Stock Appreciation Right is exercised, (or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights) over the Option Price provided for in the related Option Right, or where a SAR is granted independent of an Option Right, over the exercise price determined by the Committee at the time of grant of the SAR.

“Stock Appreciation Right” or “SAR” means the right to receive in cash, stock, or any combination thereof, the Spread of a share of Common Stock, which right is granted pursuant to Section 7 or Section 11 hereof and subject to the terms and conditions contained therein.

“Stock Award” or “Award” means an Option Right, SAR, Restricted Stock, Restricted Stock Unit, Performance Compensation Award or Stock Bonus Award granted pursuant to the terms of the Plan.

“Stock Bonus” means a grant of a bonus payable in shares of Common Stock pursuant to Section 10 hereof.

“Subsidiary” means for purposes of any grant of Incentive Stock Options, any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50% of the total combined voting power represented by all classes of stock issued by such corporation.

“Vesting Date” means the date established by the Committee on which a Participant has the ability to acquire all or a portion of a grant of Option Rights, or SAR or the date upon which the restrictions on a Restricted Stock grant shall lapse.

3.	Stock Subject to the Plan

(a) Subject to adjustment as provided in Section 15 of this Plan, the number of shares of Common Stock that may be issued or transferred with respect to Awards granted under the Plan shall not exceed in the aggregate 4,500,000 shares. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon the payment of any Option Price by the transfer to the Company of Common Stock or upon satisfaction of any withholding amount by means of transfer or relinquishment of Common Stock, there shall be deemed to have been issued or transferred under this Plan only the net number of shares of Common Stock actually issued or transferred by the Company.

(b) No Participant shall be granted Option Rights or Stock Appreciation Rights for more than 450,000 shares of Common Stock during any calendar year, subject to adjustments as provided in Section 15 of this Plan.

(c) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of shares of Common Stock or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

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(d) No more than 450,000 shares of Common Stock (subject to adjustments as provided in Section 15 of this Plan) may be earned in respect of Performance Compensation Awards granted pursuant to Section 9 of the Plan to any single Participant for a single calendar year during a Performance Period, or in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of 450,000 shares of Common Stock (subject to adjustments as provided in Section 15 of the Plan) on the last day of the Performance Period to which such Award relates.

4.	Administration of the Plan

(a) This Plan shall be administered by the Committee. To the extent required to comply with the provisions of Rule 16b-3 (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be Covered Employees.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Committee shall be liable for any action, omission, or determination relating to the Plan or any Award hereunder, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated (an “Indemnifiable Person”) against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan or any Award

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hereunder, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Person may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Person or hold them harmless.

5.	Eligibility

(a) The persons who shall be eligible to receive Awards pursuant to the Plan shall be such Eligible Persons as the Committee shall select in its discretion.

(b) In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

6.	Option Rights

The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase shares of Common Stock. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

(a) Each Option Right granted under the Plan shall be clearly identified in the applicable Evidence of Award as either an Incentive Stock Option or as a Non-Qualified Stock Option. In the absence of such identification, an Option Right shall be deemed to be a Non-Qualified Stock Option.

(b) Each grant of Option Rights shall be evidenced by an Evidence of Award, which shall contain such terms and provisions, consistent with this Plan, as the Committee may approve. Certificates for shares of Common Stock purchased upon the exercise of an Option Right shall be issued in the name of the Participant or his or her Beneficiary (or Permitted Transferee), as the case may be, and delivered to the Participant or his or her Beneficiary (or Permitted Transferee), as the case may be, as soon as practicable following the effective date on which the Option Right is exercised.

(c) Each grant shall specify the number of shares of Common Stock to which it pertains, subject to the limitations set forth in Section 3 of this Plan.

(d) Each grant shall specify an Option Price per share, which shall be at least be equal to the Fair Market Value per share on the Date of Grant., except as permitted in connection with the issuance of Option Rights in a transaction to which Section 424(a) of the Code applies.

(e) Option Rights shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be

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determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate; provided, further, that notwithstanding any Vesting Dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option Right, which acceleration shall not affect the terms and conditions of such Option Right other than with respect to exercisability. Unless otherwise provided by the Committee in the Evidence of Award (i) an Option Right shall vest and become exercisable to the extent of one-third of the number of shares covered thereby one year after the Date of Grant and to the extent of an additional one-third of such shares after each of the next two successive years thereafter; (ii) the unvested portion of an Option Right shall expire upon termination of employment or service of the Participant granted the Option Right, and the vested portion of such Option Right shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death, disability (as determined by the Committee in its sole discretion) or Retirement, but not later than the expiration of the Option Period; or (B) 90 days following termination of employment or service for any reason other than such Participant’s death, disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and (iii) both the unvested and the vested portion of an Option Right shall expire upon the termination of the Participant’s employment or service by the Company for Cause. Such Option Rights shall become fully vested and exercisable immediately prior to a Change in Control.

(f) Each Option Right shall be exercisable in whole or in part; provided, however, that no partial exercise of an Option Right shall be for an aggregate exercise price of less than $1,000, unless such partial exercise represents the entire unexercised portion of the Option Right or the entire portion of the Option Right that is then exercisable. The partial exercise of an Option Right shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option Right, the Evidence of Award evidencing such Option Right and any related SARs shall be returned to the Participant exercising such Option Right together with the delivery of the certificates described in Section 6(b) hereof.

(g) An Option Right shall be exercised by delivering written or electronic notice to the Company’s principal office, to the attention of its Secretary, and shall be effective no later than five business days from the date of delivery of the written notice. Such notice shall be accompanied by the Evidence of Award or agreements evidencing the Option Right and any related SARs, shall specify the number of shares of Common Stock with respect to which the Option Right is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Evidence of Award or agreements shall be returned to him or her.

(h) Payment for shares of Common Stock purchased upon the exercise of an Option Right shall be made on the effective date of such exercise either:

(i) in cash, by certified check, bank cashier’s check or wire transfer;

(ii) unless provided otherwise in the applicable Evidence of Award, in shares of Common Stock owned by the Participant that are not subject to any pledge or other security interest and that are Mature Shares and that are valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier’s check or wire transfer;

(iii) unless provided otherwise in the applicable Evidence of Award, pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, shall direct (1) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price, (2) the delivery of the shares of Common Stock from the

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Company directly to the brokerage firm, and (3) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to the Company;

(iv) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe; or

(v) any combination of the foregoing.

(i) Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company; (ii) by the actual or constructive transfer to the Company of non-forfeitable, unrestricted shares of Common Stock owned by the Optionee having a value at the time of exercise equal to the total Option Price; or (iii) by a combination of such methods of payment.

(j) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(k) The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any related Stock Appreciation Right authorized under Section 7 of the Plan.

(l) To the extent that the aggregate Fair Market Value (determined as of the time the Option Right is granted) of any stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company (and any plans of any “subsidiary corporation” or “parent corporation” of the Company within the meaning of Section 424 of the Code) are first exercisable by any employee during any calendar year shall exceed the maximum limit, if any, imposed from time to time under Section 422 of the Code, such Option Rights in excess of such limit shall be treated as Non-Qualified Stock Options. In such an event, the determination of which Option Rights shall remain Incentive Stock Options and which shall be treated as Non-Qualified Stock Options shall be based on the order in which such Option Rights were granted. All other terms and provisions of such Option Rights that are deemed to be Non-Qualified Stock Options shall remain unchanged.

(m) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its “Subsidiary Corporations” (within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(n) Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A “disqualifying disposition” is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the date of grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

7.	Stock Appreciation Rights (SARs)

The Committee may also authorize the granting of Stock Appreciation Rights in respect of Option Rights granted hereunder at any time prior to the exercise or termination of such related Option Rights; provided, however, that a Stock Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. The Committee may also award SARs to a Participant independent of any Option Rights. A Stock Appreciation Right shall be a right, exercisable by surrender of the related Option Right (if applicable), to receive from the Company an amount determined by the Committee, which shall be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. The

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Committee may grant Stock Appreciation Rights pursuant to the Plan, which Stock Appreciation Rights shall be evidenced by Evidence of Awards in such form as the Committee shall from time to time approve. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

(a) Each grant of SARs shall be evidenced by an Evidence of Award that shall describe such Stock Appreciation Rights, identify the related Option Rights, if applicable, state that such Stock Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

(b) The exercise price of any SAR granted under the Plan shall be determined by the Committee at the time of the grant of such SAR.

(c) Any grant may specify that the amount payable on exercise of a SAR may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

(d) Any grant may specify that the amount payable on exercise of a SAR may not exceed a maximum specified by the Committee at the Date of Grant.

(e) Any grant may specify waiting periods before exercise and permissible exercise dates or periods and if applicable, shall provide that no SAR may be exercised except at a time when the related Option Right is also exercisable and at a time when the Spread is positive.

(f) A SAR granted in connection with an Option Right shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option Right. A SAR granted independent of an Option Right shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any Vesting Dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in the Evidence of Award: (i) a SAR shall vest and become exercisable to the extent of one-third of the number of shares covered thereby one year after the Date of Grant and to the extent of an additional one-third of such shares after each of the next two successive years thereafter, (ii) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death, disability (as determined by the Committee in its sole discretion) or Retirement, but not later than the expiration of the SAR Period or (B) 90 days following termination of employment or service for any reason other than such Participant’s death, disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and (iii) both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant’s employment or service by the Company for Cause.

(g) Each SAR may be exercised in whole or in part; provided, however, that no partial exercise of a SAR shall be for an aggregate amount different from the partial exercise of the corresponding Option Right described in Section 6(f) hereof. The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a SAR, the Evidence of Award evidencing such SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such SAR, together with the payment for the exercised SAR.

(h) A SAR shall be exercised by delivering written or electronic notice to the Company’s principal office, to the attention of its Secretary, and shall be effective no later than five business days from the date of delivery of the written notice. Such notice shall be accompanied by the Evidence of Award or agreements evidencing the SAR, shall specify the number of shares of Common Stock with respect to which the SAR is being exercised and the effective date of the proposed exercise, and shall be signed by

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the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the Evidence of Award evidencing the SAR shall be returned to him or her. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Spread is positive, the Participant has not exercised the SAR or the corresponding Option Right (if applicable), and neither the SAR nor the corresponding Option Right (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(i) Any grant may specify that such SAR may be exercised only in the event of a Change in Control or other similar transaction or event.

(j) Upon the occurrence of a Change in Control, any SAR granted under the Plan and outstanding at such time shall be fully vested and exercisable immediately prior to the Change in Control and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

8.	Restricted Stock and Restricted Stock Units

The Committee may also authorize the grant to Participants of Restricted Stock or Restricted Stock Units. Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Evidence of Award in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

(a) Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of applicable restrictions, the Committee may require the Participant to also execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the award of Restricted Stock shall be null and void. Subject to the restrictions set forth in this Section 8 and the applicable Evidence of Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(b) Unless otherwise provided by the Committee in an applicable Evidence of Award, for purposes of this Plan, the Restricted Period shall lapse to the extent of one-third of the Restricted Stock and Restricted Stock Units covered thereby one year after the Date of Grant and to the extent of an additional one-third of such Restricted Stock and Restricted Stock Units after each of the next two successive years thereafter. The unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.

(c) Each such grant shall provide that the Restricted Stock covered by such grant shall be, to the extent that the Restricted Period has not lapsed in accordance with Section 8(b) hereof, subject, except (if the Committee shall so determine) in the event of a Change in Control or other similar transaction or event, to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code. Upon the occurrence of a Change in Control, the Restricted Period for the Restricted Stock and Restricted Stock Units that have not theretofore vested, or been canceled or forfeited pursuant to any provision hereof, shall automatically lapse.

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(d) Each such grant shall provide that during the Restricted Period, the transferability of the Restricted Stock and Restricted Stock Units shall be prohibited or restricted in the manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

(e) (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Evidence of Award shall be of no further force or effect with respect to such shares, except as set forth in the applicable Evidence of Award. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her Beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Evidence of Award).

(ii) Unless otherwise provided by the Committee in the Evidence of Award, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (1) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (2) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

(f) Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Waste Services, Inc. 2007 Equity and Performance Incentive Plan and Restricted Stock Award Agreement entered into between the registered owner of such shares and Waste Services, Inc. A copy of such Plan and Award Agreement is on file in the office of the Secretary of Waste Services, Inc., 1122 International Boulevard, Suite 601, Burlington, ON L7L 6Z8.

Such legend shall not be removed from the certificate evidencing such shares until the Restricted Period for such Restricted Stock has lapsed pursuant to the terms hereof.

9.	Performance Compensation Awards

(a) The Committee shall have the authority, at the time of grant of any Award described in Sections 6 through 8 of the Plan and in Section 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(b) The Committee shall have sole discretion to select the length of the Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Objectives that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that are to apply and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the

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Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c) Any one or more of the Performance Objectives may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the Performance Objectives may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Objectives established by the Committee. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Objectives it selects to use for such Performance Period and thereafter promptly communicate such Performance Objectives to the Participant.

(d) In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Objectives without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Committee Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year.

(e) Unless otherwise provided in the applicable Evidence of Award, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(f) A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(g) Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in the Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 3 of the Plan.

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10.	Other Awards

Stock Bonuses

The Committee may issue unrestricted Common Stock, or other Awards denominated in Common Stock, under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be evidenced by Evidence of an Award. Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Evidence of Award.

11.	Awards to Non-Employee Directors

(a) The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant to Non-Employee Directors of Stock Awards upon terms and conditions consistent with Sections 6, 7, 8, 9 and 10 of the Plan, except that the unvested portion of an Option Right or Stock Appreciation Rights shall automatically be forfeited upon termination of service on the Board and the vested portion of such Option Rights and Stock Appreciation Rights shall remain exercisable for (A) one year after such termination other than by reason of death or disability (as determined by the Committee in its sole discretion), or on their stated expiration date, whichever occurs first; provided, however, that any Option Rights or Stock Appreciation Rights may provide that a Non-Employee Director will be entitled to exercise any such Option Rights immediately in full at any time after any such termination until their stated expiration date if the sum of his or her period of service on the Board and his or her specified age equals 70 (“Rule of 70”); or (B) three years after the Non-Employee Director’s death or disability, but in no event after the expiration date of the term of such Option Rights or Stock Appreciation Rights. The Committee, in its discretion, may amend the exercise period specified herein.

(b) If a Non-Employee Director subsequently becomes an employee of the Company or an Affiliate while remaining a member of the Board, any Awards held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

12.	Fractional Shares

The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

13.	Transferability

(a) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a Beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(b) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Evidence of Award to preserve the purposes of the Plan, to: (A) an Immediate Family Member; (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Committee in its sole discretion, or (II) as provided in the applicable Evidence of Award (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan. The terms of any award transferred in

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accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Evidence of Award, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option Right unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option Right if the Committee determines, consistent with any applicable Evidence of Award, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Evidence of Award shall continue to be applied with respect to the Participant, including, without limitation, that an Option Right shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Evidence of Award.

14.	Right of Recapture

If at any time within one year after the date on which a Participant exercises an Option Right, or Stock Appreciation Right, or on which the Restricted Period for shares of Restricted Stock or a Restricted Stock Unit lapses, (each of which events shall be a “realization event”), the Committee determines in its discretion that the Company or any Affiliate has been materially harmed by the Participant as a result of any activity of the Participant determined by the Committee to be in competition with any activity of the Company or any Affiliate, (including, but not limited to, accepting employment with or serving as a consultant, advisor or in any other capacity to an entity that is in competition with or acting against the interests of the Company or any Affiliate), then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

15.	Adjustment Upon Changes in Capital Structure and Other Events

(a) In the event of (A) any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property, including without limitation an extraordinary cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (B) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i) adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 3 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or

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to which outstanding Awards relate, (2) the Option Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Objectives and Performance Goals);

(ii) providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii) cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option Right or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option Right or SAR over the aggregate Option Price of such Option Right or exercise price of the SAR, respectively (it being understood that, in such event, any Option Right or SAR having a per share Option Price or exercise price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 15 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 15 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

(b) Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to a Stock Award or the Option Price of any Option Right or the exercise price of any SAR.

16.	Rights as a Stockholder

No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Award granted pursuant to this Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in Section 15 hereof, no adjustment to any Stock Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

17.	No Special Employment Rights; No Right to Stock Award

(a) No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant

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from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Evidence of Award. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Evidence of Award, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the date of grant of an Award.

(b) Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee in its absolute discretion, subject to applicable law.

18.	Securities Matters

(a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, and without limiting the generality of Section 8 of the Plan, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The exercise of any Option Right granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option Right granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option Right granted hereunder. During the period that the effectiveness of the exercise of an Option Right has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

(c) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate exercise price or Option Price (in the case of a SAR or Option Right, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such

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amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

19.	Witholding Taxes

(a) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(b) Without limiting the generality of clause (a) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest and are Mature Shares) owned by the Participant having a Fair Market Value equal to such withholding liability, or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

20.	Amendment or Termination of the Plan

(a) The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that (i) no amendment to Section 9 (c), the definition of Performance Objectives or Section 20(b) (to the extent required by the proviso in such Section 20(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the shares of Common Stock may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or Beneficiary.

(b) The Committee may, to the extent consistent with the terms of any applicable Evidence of Award, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Evidence of Award, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 15 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option Right or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option Right or SAR and replace it with a new Option Right or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.

(c) In case of termination of employment by reason of death, disability or Retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any shares of Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any unvested Restricted Stock Units, the Committee may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on

19

transfer will lapse or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such Award.

21.	No Obligation to Exercise

Subject to Section 7(h), with respect to the deemed exercise of Stock Appreciation Rights upon their expiration, the grant to a Participant of an Option Right or Stock Appreciation Right shall impose no obligation upon such Participant to exercise such Option Right or Stock Appreciation Right.

22.	Transfers Upon Death

Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Stock Award, or the right to exercise any Award, shall be effective to bind the Company unless the Committee shall have been furnished with (i) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (ii) an agreement by the transferee to comply with all the terms and conditions of the Stock Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Stock Award. In the event that at any time any doubt exists as to the right of any person to exercise or receive a payment under a Stock Award, the Committee shall be entitled, in its discretion, to delay such exercise or payment until it is satisfied that such right has been confirmed (which may, but need not be, by order of a court of competent jurisdiction), or to permit such exercise or make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to the Committee). Except as provided in this Section 22 or otherwise provided in the Plan or any applicable Evidence of Award with respect to transfers to Immediate Family Members or trusts for the benefit of Immediate Family Members, no Stock Award shall be transferable, and Stock Awards shall be exercisable only by a Participant during the Participant’s lifetime.

23.	Expenses and Receipts

The expenses related to administering the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Stock Award will be used for general corporate purposes.

24.	Compliance with Rule 16b-3

It is intended that the Plan be applied and administered in compliance with Rule 16b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined be the Committee. The Committee is authorized to amend the Plan and to make any such modifications to Evidence of Awards to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

25.	Failure to Comply

In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or Beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or Beneficiary or permitted transferee) evidencing a Stock Award, unless such failure is remedied by such Participant (or Beneficiary or permitted transferee) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Stock Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

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26.	Effective Date of Plan

The Plan was adopted by the Board of Directors on July 24, 2007, subject to approval by the stockholders of the Company. Stock Awards may be granted under the Plan at any time prior to the receipt of such stockholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option Right, or SAR may be exercised prior to the receipt of such approval and no share certificate shall be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval.

27.	Term of the Plan

No grant shall be made under this Plan more than ten years after the date that this Plan is adopted by the Board, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

28.	Severability of Provisions

If any provision of this Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

29.	Applicable Law

The Plan and all Awards granted and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

30.	Payments to Persons Other than Participants

If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

31.	Non-Exclusivity of Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

32.	Reliance on Reports

Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

33.	Other Agreements

The Committee may require as a condition to grant of and/or receipt of shares of Company Stock under an Award, that the Participant execute lock-up, shareholder or other agreements, as it may determine in its sole and absolute discretion.

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WASTE SERVICES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT FOR
THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
FRIDAY, NOVEMBER 2, 2007
(the “Meeting”)
     This proxy should be read in conjunction with the Proxy Statement pertaining thereto.
     The undersigned, being a holder of shares of common stock or Special Voting Preferred Stock of WASTE SERVICES, INC., hereby appoints Ivan R. Cairns, or failing him, George Boothe, or instead of either of them the person, if any, named below as proxyholder, with power of substitution, to attend and vote for the undersigned at the Meeting of stockholders to be held on Friday, November 2, 2007, and at any adjournment or postponement:
THE STOCKHOLDER MAY APPOINT A PROXYHOLDER OTHER THAN ANY PERSON DESIGNATED ABOVE (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT ON THE STOCKHOLDER’S BEHALF AT THE MEETING. IF YOU WISH SOME PERSON TO ACT FOR YOU OTHER THAN THE PERSON(S) NAMED IN THE ABOVE FORM, FILL IN THE NAME OF SUCH PERSON HERE

or as an alternate
(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF
WASTE SERVICES, INC.
FRIDAY, NOVEMBER 2, 2007
Please date, sign and mail
your proxy card in the
envelope provided as soon as possible.
â Please cut along the dotted line and mail in the envelope provided. â
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE WASTE SERVICES, INC. 2007
EQUITY AND PERFORMANCE INCENTIVE PLAN.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
SHOWN HERE ☒
1. Approval of the Waste Services, Inc. 2007 Equity and Performance Incentive Plan:
☐ FOR     ☐ AGAINST      ☐ ABSTAIN
and in their discretion to vote on amendments or variations to matters identified in the Notice of Special Meeting or such other matters which may properly come before the Meeting or any adjournment thereof.
To be effective, a proxy must be received by American Stock Transfer & Trust Company no later than Thursday, November 1, 2007 at 11:59 p.m. (New York time), or in the case of any adjournment of the Meeting, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the date to which the Meeting is adjourned.
This Proxy supersedes and revokes any proxy previously given in respect of the Meeting.
IF THIS PROXY IS NOT DATED IN THE SPACE BELOW, IT IS DEEMED TO BE DATED ON THE DATE WHICH IT IS MAILED.
On any ballot that my be called for, the securities represented by this Proxy in favor of the person(s) designated by management of the Corporation named in this Proxy will be voted in accordance with the instructions given on this ballot, and if the Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. If no choice is specified in the Proxy with respect to a particular matter identified in the Notice of Special Meeting, the person(s) designated by management of the Corporation in this Proxy will vote the securities represented by this Proxy in favor of such matters. Each stockholder has the right to appoint as proxyholder a person (who need not be a stockholder of the Corporation) other than the person(s) designated by management of the Corporation to attend and act on the stockholder’s behalf at the Meeting. Such right may be exercised by inserting the name of the person to be appointed in the blank space provided in this Proxy or by completing another form of Proxy.
This Proxy or such other form of proxy should be completed, dated and signed, and sent in the enclosed envelope or otherwise to American Stock Transfer & Trust Company at 620 — 15th Avenue, 3rd Floor, Brooklyn, New York 11219, Fax number: 718-921-8387

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are jointly held, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.